UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): April 3, 2009


                                 China 3C Group
               (Exact name of registrant as specified in charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

        000-28767                                           88-0403070
(Commission File Number)                       (IRS Employer Identification No.)

                               368 HuShu Nan Road
                     HangZhou City, Zhejiang Province, China
              (Address of principal executive offices and zip code)

                                086-0571-88381700
              (Registrant's telephone number, including area code)

                        (Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On April 4, 2009, China 3C Group's subsidiaries, Zhejiang Yong Xing Digital Technology Co. Ltd. and Yiwu Yong Xin Communication Ltd., entered into an amendment to the acquisition agreement dated December 19, 2008 (the "Amended Agreement") with the shareholders of Jinhua Baofa Logistic Ltd., a company organized under the laws of the People's Republic of China ("Jinhua"), who own 100% of the equity interest in Jinhua in the aggregate. The Amended Agreement changed from March 31, 2009 to June 30, 2009 the date by which the parties have agreed that the audit of Jinhua's financial statements for the fiscal year ended December 31, 2008 is required to be completed. In the event that the audit is not completed by June 30, 2009, the agreement may be terminated.

     A copy of the Amended Agreement is attached hereto as Exhibit 2.1. The description of the Amended Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to Exhibit 2.1.

ITEM 8.01 OTHER EVENTS.

     On April 3, 2009, China 3C Group issued a press release announcing that it has delayed the filing of its annual report on Form 10-K due to additional time needed for its new external auditor to complete the audit for the year ended December 31, 2008. As a result of China 3C Group's inability to file its annual report on Form 10-K by March 31, 2009, its ticker symbol has temporarily changed to "CHCGE." China 3C Group plans to file its annual report by April 15, 2009. Once the annual report is filed, China 3C Group's ticker symbol will revert back to "CHCG." A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits

Exhibit Number                            Description
--------------                            -----------

     2.1 Amendment to Acquisition Agreement dated April 4, 2009 by and among Zhejiang Yong Xing Digital Technology Co. Ltd., Yiwu Yong Xin Communication Ltd. and the shareholders of Jinhua Baofa Logistic Ltd.

     99.1 Press Release dated April 3, 2009 - China 3C Group Delays Annual Report Filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CHINA 3C GROUP


                                             By: /s/ Zhenggang Wang
                                                --------------------------------
                                             Name:  Zhenggang Wang
                                             Title: Chief Executive Officer

Dated: April 9, 2009

                                    EXHIBITS

Exhibit Number                            Description
--------------                            -----------

     2.1 Amendment to Acquisition Agreement dated April 4, 2009 by and among Zhejiang Yong Xing Digital Technology Co. Ltd., Yiwu Yong Xin Communication Ltd. and the shareholders of Jinhua Baofa Logistic Ltd.

     99.1 Press Release dated April 3, 2009 - China 3C Group Delays Annual Report Filing.